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23.1  CONSENT OF PRICEWATERHOUSECOOPERS LLP*

     We hereby consent to the incorporation by reference in the registration statements of Panera Bread Company and Au Bon Pain Co., Inc. on form S-8 (File Nos. 33-41989, 33-41990, 33-46682, 33-46683, 33-96510, 33-96506, 333-01668,
333-31855, 333-31857 and 333-64222) and Form S-3 (File Nos. 33-82292 and
333-80927) of our report dated March 5, 2002 related to the financial statements and financial statement schedule which appears in this Form 10-K.

                                     /s/ PRICEWATERHOUSECOOPERS LLP

                                     PricewaterhouseCoopers LLP

St. Louis, Missouri

March 22, 2002


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